UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2008

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (310) 447-3870

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 16, 2008, Entravision Communications Corporation (the “Company”) completed the previously-announced sale of the Company’s outdoor advertising operations pursuant to a stock purchase agreement (the “Agreement”) providing for the sale of Vista Media Group, Inc. (“Vista Media”) to Lamar Advertising Company for $100 million in cash. On May 19, 2008, the Company issued a press release announcing the closing of this transaction, a copy of which is attached to this Form 8-K as Exhibit 99.1. The foregoing description of the stock purchase agreement is not complete and is qualified in its entirety by reference to a copy of the stock purchase agreement that was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Commission on March 17, 2008.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following unaudited pro forma consolidated balance sheet is based upon and should be read in conjunction with the historical consolidated financial statements and related notes thereto of the Company.

The results of operations of Vista Media had been classified as discontinued operations for all periods presented in the audited historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K as of December 31, 2007 and the unaudited historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q as of March 31, 2008, in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”). Accordingly, there are no pro forma adjustments to continuing operations necessary to reflect the Company’s sale of Vista Media, and as such, the Company has not included a pro forma statement of operations in this Item 9.01(b).

The unaudited pro forma consolidated balance sheet of the Company as of March 31, 2008 gives effect to the closing of the transaction contemplated by the Agreement. In accordance with SFAS 144, the assets and liabilities of Vista Media were classified as held for sale on the Company’s consolidated balance sheet from December 31, 2007 in the Company’s Annual Report on Form 10-K through March 31, 2008 in the Company’s Quarterly Report on Form 10-Q.

The unaudited pro forma consolidated balance sheet as of March 31, 2008 has been prepared as if the sale of Vista Media had been consummated on March 31, 2008 and is based upon currently available information, estimates and assumptions that are deemed appropriate by the Company’s management. The unaudited pro forma consolidated balance sheet may be subject to adjustments based on the actual carrying value of net assets sold at the date of closing, among other considerations, and is not necessarily indicative of the results that would have been reported had such transaction actually occurred on the date specified, nor is it necessarily indicative of our future financial condition.

The unaudited pro forma consolidated balance sheet is prepared in accordance with Article 11 of Regulation S-X, and is based on and should be read in conjunction with, and is qualified in its entirety by, the historical consolidated financial statements and notes thereto of the Company. The unaudited pro forma financial statement information is based upon available information and assumptions that the Company believes are reasonable under the circumstances and were prepared to illustrate the estimated effects of the transaction.

ENTRAVISION COMMUNICATIONS CORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF MARCH 31, 2008

(In thousands)

	As Reported	Disposition Adjustments		Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$29,421	$97,000	(A)	$126,421
Trade receivables, net	49,686			49,686
Assets held for sale	103,901	(103,901	)(B)	—
Deferred income taxes	26,248			26,248
Prepaid expenses and other current assets	6,730			6,730

Total current assets	215,986	(6,901)		209,085
Property and equipment, net	93,200			93,200
Intangible assets subject to amortization, net	34,166			34,166
Intangible assets not subject to amortization	766,118			766,118
Goodwill	179,360			179,360
Other assets	11,375			11,375

Total assets	$1,300,205	$(6,901)		$1,293,304

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current maturities of long-term debt	$1,050			$1,050
Advances payable, related parties	118			118
Accounts payable and accrued expenses	32,849	(240	)(B)	32,609
Liabilities associated with assets held for sale	6,661	(6,661	)(B)	—

Total current liabilities	40,678	(6,901)		33,777
Long-term debt, less current maturities	473,001			473,001
Other long-term liabilities	36,005			36,005
Deferred income taxes	132,094			132,094

Total liabilities	681,778	(6,901)		674,877

Stockholders’ equity
Class A common stock	6			6
Class B common stock	2			2
Class U common stock	2			2
Additional paid-in capital	960,229			960,229
Accumulated deficit	(341,812)			(341,812)

	618,427	—		618,427
Treasury stock, Class A common stock	—			—

Total stockholders’ equity	618,427	—		618,427

Total liabilities and stockholders’ equity	$1,300,205	$(6,901)		$1,293,304

See Notes to Pro Forma Consolidated Balance Sheet

ENTRAVISION COMMUNICATIONS CORPORATION

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(UNAUDITED)

MARCH 31, 2008

1. BASIS OF PRESENTATION

Historical financial information of the Company as of March 31, 2008 has been derived from the consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2008.

2. PRO FORMA BALANCE SHEET ADJUSTMENTS

(A) To reflect the total cash proceeds received from the sale of Vista Media of $100 million less estimated costs of $3 million.

(B) To reflect the elimination of the assets sold and liabilities disposed of pursuant to the Agreement based on the balances recorded as of March 31, 2008.

(d) Exhibits

2.2	Stock Purchase Agreement entered into as of February 28, 2008 by and among Entravision Communications Corporation, Z-Spanish Media Corporation, Inc., Vista Media Group, Inc. and Lamar Advertising of Penn, LLC (incorporated by reference to Exhibit 2.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Commission on March 17, 2008).

99.1	Press release issued by Entravision Communications Corporation on May 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: May 22, 2008	By:	/s/ Walter F. Ulloa
Walter F. Ulloa
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.2	Stock Purchase Agreement entered into as of February 28, 2008 by and among Entravision Communications Corporation, Z-Spanish Media Corporation, Inc., Vista Media Group, Inc. and Lamar Advertising of Penn, LLC (incorporated by reference to Exhibit 2.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Commission on March 17, 2008).

99.1	Press release issued by Entravision Communications Corporation on May 19, 2008.